Exhibit 10.20

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is dated as of this         day of                  , 200    , by and between Conbulk Corporation, a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”), and the stockholders of Palmosa Shipping Corporation, a corporation organized under the laws of the Republic of the Marshall Islands (“Palmosa”), named on Schedule A hereto (the “Stockholders”).

WHEREAS, the execution of this Agreement is a condition precedent to the consummation of the transactions contemplated by that certain Membership Interest Purchase and Sale Agreement, dated as of                         , 2008 (the “Purchase Agreement”);

WHEREAS, pursuant to the Supplemental Agreement and the MOAs (each as defined in the Purchase Agreement, and collectively referred to herein as the “Vessel Acquisition Agreements”), upon consummation of the transactions contemplated by the Vessel Acquisition Agreements, receive an aggregate of                   shares of the common stock, $.001 par value, of the Company (the “Closing Date Shares”); and

WHEREAS, pursuant to the terms of that certain Management Agreement dated as of the date hereof, by and between the Company and Conbulk Management S.A. (the “Management Agreement”), and following the consummation of the merger of Arcade Acquisition Corp., a Delaware corporation, with and into the Company, the Stockholders may become entitled to receive an aggregate of an additional                         shares of Common Stock of the Company (the “Earnout Shares”); and

NOW, THEREFORE, in consideration of the premises, as an inducement to Palmosa and the Stockholders to consummate the transactions contemplated by the Purchase Agreement, the Vessel Acquisition Agreements and the Management Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Stockholders hereby covenant and agree with each other as follows:

1.             Stockholders’ Investment Representations. Each of the Stockholders represents and warrants to the Company as follows:

1.1          The shares of Common Stock of the Company to be received by each Stockholder pursuant to the terms of the Vessel Acquisition Agreements and the Management Agreement representing either the Closing Date Shares or the Earnout Shares (collectively, the “Shares”) are being acquired for investment for its own account, without any view to the unregistered public distribution or resale thereof, all without prejudice, however, to the right of such Stockholder at any time lawfully to sell or otherwise to dispose of all or any part of the Shares pursuant to registration or any exemption therefrom under the Securities Act of 1933, as amended, (the “Securities Act”) and applicable state securities laws, subject to the restrictions on resale contained in this Agreement.  Each of the Stockholders acknowledges and understands that except as provided in and subject to the terms and conditions contained in this Agreement, such Stockholder has no independent right to require the Company to register the Shares and represents and warrants that such Stockholder will sell the Shares only in compliance with the restrictions, terms and conditions contained in this Agreement and applicable federal and state securities laws.

1.2          Each Stockholder understands that the Shares to be received by it pursuant to the terms of the Vessel Acquisition Agreements and the Management Agreement are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations promulgated thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances.

1.3          Each Stockholder is either an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act or has employed the services of an investment advisor, attorney or accountant to read all the documents made available by the Company and to evaluate the merits and the risks of the merger transaction on its behalf.  Such Stockholder understands that an investment in Shares is highly speculative and involves a high degree of risk.

1.4          Each Stockholder has had a full and complete opportunity to inquire and examine all information deemed by it to be relevant and material to make an informed decision about the transactions contemplated in the Purchase Agreement, the Vessel Acquisition Agreements and the Management Agreement.  Each Stockholder acknowledges and agrees that it is not relying upon any representations or warranties of the Company except the representations and warranties specifically set forth in the Purchase Agreement.

1.5          Each Stockholder has, prior to the date hereof, received such information as such Stockholder has reasonably requested concerning the Company and its business, results of operations and financial condition.

1.6          Each Stockholder acknowledges that the certificates evidencing the Shares shall bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”

The foregoing legend shall be removed by the Company from any certificate at such time as the holder of the Shares represented by the certificate delivers an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act, or at such time as the holder of such Shares satisfies the requirements of Rule 144(b)(1) under the Securities Act, and provided further that the Company has received from the holder a written representation that such holder satisfies the requirements of Rule 144(b)(1) as then in effect with respect to such Shares.

2.             Required Registrations of the Shares.  The Company shall:

2.1          subject to receipt of information deemed reasonably necessary by the Company from the Stockholders, prepare and file with the Securities and Exchange Commission (the “SEC”), as soon as practicable, but in no event later than five months after the effective date of the merger contemplated by the Purchase Agreement (the “Merger Date”), a registration statement on Form S-3 (or if Form S-3 or other short-form registration is not available at such time, on Form S-1) (the “Initial Registration Statement”) to enable the resale of the Closing Date Shares by the Stockholders from time to time on the principal exchange on which the Company’s common stock is then traded (the “Principal Exchange”) or in privately-negotiated transactions and shall use its best efforts, subject to receipt of information from the Stockholders that the Company reasonably deems necessary, to cause the Initial Registration Statement to become effective as soon as practicable, but in no event later than six months after the Merger Date.

2.2          subject to receipt of necessary information from the Stockholders, prepare and file with the SEC, as soon as practicable, but in no event later than one month after the date by which the Earnout Shares are required by the Management Agreement to be delivered to the Stockholders or their representative (the “Earn-Out Issuance Date”), a registration statement on Form S-3 (or if Form S-3 or other short-form registration is not available at such time, on Form S-1) (the “Second Registration Statement”) to enable the resale of the Earnout Shares by the Stockholders from time to time on the Principal Exchange or in privately-negotiated transactions and shall use its best efforts, subject to receipt of necessary information from the Stockholders, to cause the Second Registration Statement to become effective as soon as practicable, but in no event later than three months after the Earn-Out Issuance Date;

2.3          it shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 that the Stockholder shall furnish to the Company such information regarding itself, the Shares to be sold by Stockholder, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares.

3.             Registration Procedures. In connection with the Initial Registration Statement required by Section 2.1 or a Second Registration Statement if required by Section 2.2 (either a “Registration Statement”), the Company shall:

3.1          use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period ending not sooner than, with respect to each Stockholder’s Closing Date Shares or Earnout Shares, as applicable, the earlier of (i) the date on which the Stockholder may sell all Shares then held by the Stockholder without restriction by the volume limitations of Rule 144 of the Securities Act or (ii) such time as the Shares included in the Registration Statement have been sold pursuant thereto.

3.2          not less than 48 hours prior to filing the Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Stockholders included in such registration copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such Registration Statement.

3.3          furnish to the Stockholders with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as each Stockholder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Stockholder, provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to a Stockholder shall be subject to the receipt by the Company of reasonable assurances from the Stockholder that the Stockholder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

3.4          use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Stockholders may reasonably request in writing within twenty (20) days following the original filing of such Registration Statement, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

3.5          use its best efforts to cause the Shares included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Shares included in such registration;

3.6          notify the Stockholders, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

3.7          advise the Stockholders promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

4.             Expenses of Registration. All reasonable expenses incurred in effecting the registrations provided for in Sections 2.1 and 2.2, including, without limitation, all registration and filing fees, fees payable to the Financial Industry Regulatory Authority, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements not to exceed $25,000 in the aggregate for one counsel for the Stockholders (selected by Stockholders holding a majority of the Shares to be included in the applicable Registration Statement), underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by the Company; provided, however, that except as provided for above, the Stockholders shall bear the cost of their own counsel.

5.             Transfer of Shares After Registration.  The Stockholder agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 2 and as described below or pursuant to Rule 144(b)(1) of the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Stockholder or its plan of distribution.

6.             Rule 144. The Company shall use its commercially reasonable efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and take such further action as the holders of Shares may reasonably request, all to the extent required from time to time to enable such holders to sell Shares without registration under the Securities Act within the limitation of the exemption provided by Rule 144, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

7.             Indemnification.

7.1          The Company will indemnify and hold harmless each holder of Shares which are included in a Registration Statement pursuant to the provisions of Section 2.1 or Section 2.2 hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to a holder, underwriter or controlling person to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

7.2          Each holder of Shares included in a Registration Statement pursuant to the provisions of Section 2.1 or Section 2.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.  Notwithstanding the foregoing, the liability of the Stockholders with respect to losses referred to in Section 7.2 shall not exceed the gross proceeds received by the holder from the sale of the Shares in the sale giving rise to such claim.

7.3          Promptly after receipt by an indemnified party pursuant to the provisions of Sections 7.1 or 7.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Sections 7.1 or 7.2, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder.  In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnified party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

8.             Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or

(B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a)           if to the Company, to:

Conbulk Corporation

Attn:

Phone:

Telecopy:

(b)           with a copy mailed to:

Loeb & Loeb LLP

345 Park Avenue

New York, New York 10154

Attn: Fran Stoller

Phone: 212-407-4935

Telecopy: 212-214-0706

(c)           if to the Stockholder, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

9.             Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Stockholders owning at least 51% of the Shares then issued and outstanding.

10.          Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11.          Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12.          Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

13.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

CONBULK CORPORATION

By:
Name:
Title:

STOCKHOLDERS:

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